Navitrak Engineering Inc
ACOA - Business Development Program Loan Feb 1, 1999		WA 10/31/2005
Project No:	6004-60-30,916-1
Contract Date:	February 1, 1999

Significant Terms/Conditions:

Original Contract - February 1, 1999

1.0	Loan amount lesser of
a)	75% of QAR salary in first year estimated as $60,000; plus 75% eligible ISA costs estimated to be $51,400; or
b)	$83,550
3.01	Repayment due as 36 consecutive instalments of $2,320.83, except last instalment which will be adjusted to include all sums owing.
3.02	First instalment due and payable on August 1, 2000, and subsequent instalments in one-month intervals.
3.04	Interest of overdue payments = average Bank of Canada discount rate for previous month + 3%, calculated daily and compounded monthly until payment is received.
4.02-	Project commences April 30, 1999 and must be completed before April 30, 2000.

4.03

3.06	Overdue payments applied to interest first, then repayment instalments in reverse order of maturity.
4.05	Repayment due and payable in full if manufacturing/production not performed in Atlantic Canada.
5.02	Within 90 days of the end of each fiscal year in the control period, must provide a copy of independently prepared financial statements.
Annex 3 14 (b)	Remedies of default:
(i)	stop contributions to the object; and/or
(ii)	require part or all of the contribution

Navitrak Engineering Inc
ACOA - Business Development Program Loan Feb 1, 1999	WA 10/31/2005

Amendment #1 July 19, 2000

3.02	First instalment due and payable on April 1, 2001 and in subsequent one month intervals.
4.02	Project to be completed by December 31, 2001.

Amendment #2 September 3, 2002

3.01	Repayments to be as follows:
(a) five instalments of $2,320.83 for period April 1, 2001 to August 1, 2001 inclusive;
(b) one instalment of $1,094.09 for month of September 1, 2001;
(c) one instalment of $2,320.83 for month of January 1, 2002;

(d)	thirty-six instalments of $1,904 for period April 1, 2003 to March 1, 2006, except last instalment will be adjusted to include all sums owing.
3.07	Amended repayment schedule effective when all interest in arrears is paid.
4.02	Project to be completed March 31, 2003.
4.06

ACOA to register offset with CRA of $95,099.93 ($68,530.93 balance of project #6004-60-30916-1 and $26,569.00 balance of project #604-60-29678-1), which will enable any amounts due to the Applicant from CCRA to be applied to outstanding balances owed to ACOA.

Amendment #3 May 1, 2003

3.02	Repayments to be as follows:
(a) five instalments of $2,320.83 for period April 1, 2001 to August 1, 2001 inclusive;
(b) one instalment of $1,094.09 for month of September 1, 2001;
(c) one instalment of $2,320.83 for month of January 1, 2002;
(d) six instalments of $50 for period April 1, 2003 to September 1, 2003 inclusive

(e)	thirty instalments of $2,274 for the period October 1, 2003 to March 1, 2006, except last instalment will be adjusted to include all sums owing.

Amendment #4 November 24, 2003

3.01	Repayment schedule updated to attached schedule. Per schedule:

Last payment made $2,274 of 10/1/2003 (payment #16)

Payments #17 to 44 to begin 1/1/2005, monthly through 4/l/2007 = $2,274

Last payment, #45 5/l/2007 = $2,284.93

Navitrak Engineering Inc
ACOA - Business Development Program Loan Feb 1, 1999	WA 10/31/2005

Amendment #5 July 20, 2004

Clause 4.06 deleted.

Amendment #6 February 8, 2005

Letter of offer changed from Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc. to Navitrak Engineering Incorporated and Navitrak International Corporation.

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique
Ensemble, pour une économie plus forte Building a stronger economy together

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station "M"	Succ. "M"
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8
Tel: (902) 426-8361	Tél: (902) 426-8361
Fax: (902) 426-2054	Téléc: (902) 426-2054

January 20, 1999

Project No: 6004-60-30,916-1

6030916-1

CONTRACT

Mr. Michael Oliver, Vice-President Operations Navitrak Engineering Incorporated 1480 Carlton Street, 3rd Floor Halifax, Nova Scotia B3H 3B7

Atlantic Canada Opportunities Agency
Nova Scotia
agence de promotion économique
du Canada atlantique n-é

REC'D FEB 23, 1999

CTS # ____________________________

File # ____________________________

REF TO

Dear Mr. Oliver:

Re:	ACOA Business Development Program (BDP)

In response to your application dated January 13, 1999, the Atlantic Canada Opportunities Agency ("the Agency"), hereby offers to make a repayable contribution to Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc. ("the Applicant") upon the following Terms and Conditions:

1.00	Contribution
1.01

Subject to all other provisions of this Agreement, the Agency will make a repayable contribution ("the Contribution") to the Applicant to assist in the execution by the Applicant of the Project as described and defined in Annex 1 (Statement of Work) calculated as the lesser of (a) and (b) as follows:

(a)	75% of the Quality Assurance Manager's salary incurred in the first year estimated to be $60,000; plus

75% of eligible ISO costs estimated to be $51,400; or

(b)	$83,550.

2.00 Disbursements

2.01	Advance Payment

At the discretion of the Agency and at the request of the Applicant, an advance payment not exceeding 50% of the Contribution, may be made to the Applicant based on a three (3) month forecast of cash requirements pertaining to eligible costs to be incurred in accordance with the Statement of Work. Except where the Agency has given specific permission to the contrary, the Applicant must demonstrate to the satisfaction of the Agency that the advance was applied exclusively to the payment of eligible costs within six (6) months after the date of the disbursement.

Progress Payments

At the requet of the Applicant, the Agency may make progress payments to the Applicant based on claims for eligible costs which have been incurred. Each claim shall be completed in accordance with instructions to be provided by the Agency to the Applicant.

Joint Payments

At the discretion of the Agency or at the request of the Applicant, the Agency may make a payment/s jointly to the Applicant and the supplier for eligible costs which have been incurred.

Final Payments

Notwithstanding the foregoing, 10% of the contribution will normally be reserved for a final payment to be based on a claim submitted by the Applicant at the time of Project Completion and normally after all eligible costs have been incurred and paid.

2.02

It is a requirement of this Agreement that the Applicant shall keep the original invoices and proof of payment for all claimed costs readily available for examination by the Agency during any payment verification or audit and until thirty-six (36) months following the end of the Control Period.

3.00	Repayment Terms
3.01	The Applicant shall repay the Contribution to the Agency as follows:

in thirty-six (36) consecutive instalments of $2,320.83; however, the last instalment will be adjusted to include all sums owing.

3.02	The first repayment instalment is due and payable on August 1, 2000.

Subsequent repayment instalments are due and payable at intervals of one (1) month thereafter until the Contribution shall be fully repaid.

3.03

Prior to any disbursement of this Contribution by the Agency, the Applicant shall arrange pre-authorized payments for scheduled repayments for the period until full repayment of the Contribution is completed.

3.04

The Applicant shall pay, where the account is overdue and in addition to any amount payable, interest on that amount. The interest, calculated and compounded monthly, shall accrue from the due date until payment is received. The rate of interest shall be equal to three percent (3%) higher than the average Bank of Canada discount rate for the previous month.

3.05	For all repayment instalments for which there were insufficient funds, a $15 administration fee will be charged.
3.06

The Applicant may, at any time, make prepayments on account of repayment instalments and each such prepayment will be applied first to interest owing and secondly to repayment instalments in reverse order of maturity.

4.00	Special Conditions
4.01	The Agency shall not contribute to any cost incurred by the Applicant prior to January 14, 1999.
4.02	As a condition of the Agency's assistance,
(a) The Applicant shall ensure the Project commences on or before April 30, 1999.

(b)	The Applicant shall ensure the Project is completed as described in the Statement of Work on or before April 30, 2000.
4.03

The Applicant shall inform the Agency promptly in writing of any assistance from other federal, provincial or municipal sources which had been received or is to be received for the Project and the Agency shall have the right to adjust the amount of the assistance to take into account the amount of any such further assistance received.

4.04

Prior to the Project Commencement Date, the Applicant shall provide the Agency with information on the qualifications of the Quality Assurance Manager to be engaged and it is agreed that the Agency will not contribute to any cost of the Project unless satisfied with the qualifications of the Quality Assurance Manager engaged.

4.05	Repayment of the Contribution under this Agreement, will become immediately due and payable in full should the manufacturing/production activities are not undertaken in Atlantic Canada.

5.00 Reporting

5.01

From the date of Project Commencement until the Project Completion Date, the Applicant shall submit, at the request of the Agency, semi-annual status reports on the progress and results of the Project in a form satisfactory to the Agency.

5.02

The Applicant shall submit to the Agency, within ninety (90) days of the end of each fiscal year which commences before end of the Control Period, as defined in the attached general conditions, a copy of its independently prepared financial statements.

6.00	Notice
6.01	Any notice or correspondence to the Agency, including the attached duplicate copy of this Agreement signed by the Applicant, shall be addressed to:

Atlantic Canada Opportunities Agency

Suite 600, 1801 Hollis Street

P.O. Box 2284, Station "M"

Halifax, Nova Scotia

B3J 3C8

Attention: Stuart MacDonald

or to such address as is designated by the Agency in writing.

7.00	Entire Contract
7.01

This offer, if accepted, including all Annexes will constitute the entire Agreement between the parties with respect to its subject matter. No amendments shall be made to the resulting contract unless confirmed in writing.

This offer is open for acceptance for sixty (60) days from the date that appears on its face. The date of acceptance shall be the date the duplicate copy of this offer, unconditionally accepted and duly executed by the Applicant is received by the Agency.

                If further information is required, please contact your Account Manager, David Parsons at (902) 426-1287.

Yours truly,

/s/ illegible for

Stuart MacDonald

Director, Programs

Nova Scotia

/lh

Attachments:

•	Annex 1 - The Project - Statement of work
•	Annex 2 - Project Fact sheet for news release
•	Annex 3 - General Conditions
•	Pre-Authorized Payment Form

The foregoing offer is hereby accepted this 1st day of February, 1999.

Navitrak Engineering Incorporated	Navitrak International Corporation
(Project No. 6004-60-30,916-1)	(Project No. 6004-60-30,916-1)

Per: /s/M. Oliver	Per: /s/ R. MacDonald
(Signature)	(Signature)

VP Operations	Director
(Title)	(Title)

(Corporate Seal)	(Corporate Seal)

Navitrak Systems Inc.
(Project No. 6004-60-30,916-1)

Per: /s/ D. Richard Br.	(Corporate Seal)
(Signature)

V.P. Finance
(Title)

ANNEX 1

Project No: 6004-60-30,916-1

Statement of Work

Project Description:

The Applicant will implement a quality control system and become ISO 9001 (94) certified. Eligible costs will include: engagement of an ISO consultant, a full time Quality Assurance/Quality Control Manager, purchase of specialized equipment, EMI and mechanical testing and ISO certification.

Project Location:

Halifax, Nova Scotia

Project and Financing:

Total Costs		Financing
ISO Certification	$7,000	ACOA Repayable Contribution	$83,550
ISO Consultants	4,400	Working Capital	27,850
Quality Assurance Manager	60,000
Material/Specialized Equipment	10,000
EMI & Mechanical Testing	30,000
	$111,400		$111,400

Eligible Costs:

ISO Certification	$7,000
ISO Consultants	4,400
Quality Assurance Manager	60,000
Material/Specialized Equipment	10,000
EMI & Mechanical Testing	30,000
$111,400

ANNEX 2

PROJECT FACT SHEET

FOR NEWS RELEASE

_____________________________________________________________________________________

Program:	Project No:
ACOA Business Development Program	6004-60-30,916-1

_____________________________________________________________________________________

Name & Address of Applicant:	Applicant Contact:
Navitrak Engineering Incorporated,	Name:	Michael Oliver
Navitrak International Corporation & Navitrak Systems Inc.	Title:	Vice-President, Operations
1480 Carlton Street, 3rd Floor	Telephone:	(902) 429-1438
Halifax, Nova Scotia
B3H 3B7	Fax:	(902) 429-1582
Project Location: Halifax, Nova Scotia	Project Type:	Quality Assurance
Project Description:

The Applicant will implement a quality control system and become ISO 9001 (94) certified. Eligible costs will include: engagement of an ISO consultant, a full time Quality Assurance/Quality Control Manager, purchase of specialized equipment, EMI and mechanical testing and ISO certification.

Total Costs: $111,400	Eligible Costs: $111,400
Authorized Assistance: $83,550
Job Creation/Maintenance:	Three (3) jobs created
Estimated Sales Resulting from Project:	$55,124,069 (3 years)
Estimated Project Commencement Date:	April 30, 1999
Estimated Completion Date:	April 30, 2000

ANNEX 3

General Conditions (Revised December 1997)

1.

The Agreement resulting from the acceptance of this offer ("this Agreement") is made pursuant to the ACOA Business Development Program. This offer embodies and is subject to the Terms and Conditions of the Atlantic Canada Opportunities Agency's Business Development Program as approved by Treasury Board. This Agreement is that which is referred to as the "Contribution Agreement" in the Terms and Conditions, and should there be a conflict between the conditions included in this Agreement and the Terms and Conditions as approved by Treasury Board, the latter shall prevail.

2.	In this Agreement, the following definitions shall apply:

"Control Period" For commercial projects, this refers to the period beginning on the date of first disbursement and ending on the date on which all amounts due by the Applicant to the Agency under this Agreement have been paid in full or until that obligation is otherwise discharged to the satisfaction of the Agency. For non-commercial projects, the Control Period ends on the date of Project Completion.

"Project Commencement Date" means the date on which, in the opinion of the Agency, the first major commitment is made by the Applicant to implement the Project.

"Project Completion Date" means the date on which, in the opinion of the Agency, all the eligible costs have been incurred and the work completed to the satisfaction of the Agency.

3.

The Applicant shall obtain the approval of the Agency before preparing any announcements, brochures, advertisements or other materials that will display the ACOA logo or otherwise make reference to the Agency.

4.

The Applicant consents to a public announcement of the Project, by or on behalf of the Atlantic Canada Opportunities Agency. The Agency shall inform the Applicant of the date on which the announcement is to be made and the Applicant shall keep this offer confidential until such date. After official announcement of this Project by the Agency, or 60 days after the Applicant's acceptance of this offer, whichever is earlier, information appearing on the Project fact sheet, as attached hereto, will be considered to be in the public domain.

5.

The Applicant will advise the Agency at least 30 days in advance of any special event, (official opening, ribbon cutting, sod-turning, etc), the Applicant wishes to organize in connection with the Project. A ceremony shall only be held on a date which is mutually acceptable to the Minister and the Applicant. Furthermore, the Applicant consents to having the Minister or designate participate in any such ceremony.

6.

The Applicant consents to the placement of a site sign, at the start of construction, which recognizes federal participation in the Project. The sign, to be provided by the Agency, shall be erected by the Applicant on or near the Project site, using a solid backing made of plywood, presswood or similar material. The sign must be in a highly visible location where it can be easily seen by passing traffic and not be overshadowed by other signs. It shall be removed by the Applicant after construction is completed and a wall plaque will be provided by the Agency to be placed by the Applicant in a visible location inside the facility.

7.	The Applicant shall not alter the scope of the Project without the prior written consent of the Agency.
8.	The Agency shall not contribute to any cost that is not a reasonable and proper direct cost of the Project, nor to any cost which is not substantiated by satisfactory supporting documentation.
9.

The Applicant shall obtain the prior written consent of the Agency to any material change in the ownership, management, financing, location, size of facilities, timing, job creation, federal, provincial or municipal assistance with respect to the Project.

10.	Upon request by the Agency, the Applicant shall provide elaboration of any report required under this Agreement, promptly and at no cost to the Agency.

11.	The Applicant shall obtain insurance coverage on assets acquired for the Project, satisfactory to the Agency, and maintain this insurance until the end of the control period.
12.

The Applicant shall not, prior to the end of the control period, cease to use, sell or otherwise dispose of eligible assets without the written consent of the Agency except where the assets disposed of are immediately replaced by comparable assets of equal or greater value and used in the assisted facility. Any funds recovered by the Agency pursuant to the sale or disposal of assisted assets, will be applied first to interest owing and secondly to repayment instalments in reverse order of maturity.

13.

For a period of 36 months after the end of the Control Period, the Applicant shall permit any authorized representative of the Agency reasonable access to its premises to: 1) assess the progress and results of the Project, and 2) to audit the books, accounts, and records of the costs of the Project.

14.	(a)	The following constitute Events of Default:
(i)	the Applicant becomes bankrupt or insolvent, goes into receivership, or takes the benefit of any statute from time to time in force relating to bankrupt or insolvent debtors;
(ii)	an order is made or resolution passed for the winding up of the Applicant, or the Applicant is dissolved;
(iii)	in the opinion of the Agency the Applicant ceases to carry on business;
(iv)	the Applicant has submitted false or misleading information to the Agency;
(v)	the Applicant makes a false or misleading statement concerning assistance by the Agency in a prospectus or other document related to raising funds;
(vi)	the Applicant has not met or satisfied a term or condition to which the Contribution is subject.
(b)	If an Event of Default has occurred, or in the opinion of the Agency is likely to occur, the Agency may exercise either or both of the following remedies:
(i)	terminate any obligation by the Agency to contribute or continue to contribute to the costs of the Project, including any obligation to pay an amount owing prior to the date of such termination;
(ii)	require the Applicant to repay part of or all of the Contribution forthwith to the Agency, and that amount is a debt due to Her Majesty in right of Canada and may be recovered as such.
(c)

The Applicant acknowledges the policy objectives served by the Minister's agreement to make the Contribution, that the Contribution comes from the public monies, and that the amount of damages sustained by the Crown in an event of default is difficult to ascertain and therefore that it is fair and reasonable that the Minister be entitled to exercise any or all of their remedies provided for in this Agreement and to do so in the manner provided for in this Agreement if an event of default occurs.

15.

The Applicant shall pay, in addition to any amount payable as a result of an Event of Default, interest on that amount. The interest, calculated and compounded monthly, shall accrue commencing upon the date which, in the opinion of the Agency, the Event of Default occurred. The rate of interest shall be equal to three percent (3%) higher than the average Bank of Canada discount rate for the previous month.

16.

The Applicant shall, no later than 60 days following the Project Completion, submit to the Agency a satisfactory claim for all eligible project costs pertaining to goods received, or services performed prior to the Project Completion Date and which have not already been claimed. Any costs not claimed in accordance with the foregoing shall be deleted from the authorized project costs.

17.	The Applicant must repay to the Agency any amount of the Contribution which exceeds the amount to which the Applicant is entitled, within thirty days of written notification by the Agency.
18.

When any payment is received from the Applicant on account of a repayable contribution or an Event of Default, the Agency shall apply that payment first to reduce any accrued interest owing and then, if any part of the payment remains, to reduce the outstanding principal balance.

19.

Any notice required to be given with respect to this Agreement shall be in writing and shall be effectively given if delivered or if sent by ordinary or registered mail, telegram, fax or telex addressed to the party for whom the notice is intended. Any notice shall be deemed to have been received on delivery; any notice sent by telegram, fax or telex shall be deemed to have been received one working day after being sent; any notice mailed shall be deemed to have been received eight calendar days after being mailed.

20.	This Agreement shall not be assigned by the Applicant without the prior written consent of the Agency.
21.	No member of the House of Commons of Canada or the Senate of Canada shall be admitted to any share or part of this Agreement or to any benefit to arise therefrom.
22.	This Agreement is binding on the Applicant and its successors and assigns.
23.	The Agency and Applicant declare that nothing in this Agreement shall be construed as creating a partnership, joint venture or agency relationship between the Agency and the Applicant.
24.	Any payment by the Agency under this Agreement is subject to there being an appropriation for the fiscal year in which the payment is to be made.
25.	The Applicant shall obtain all necessary licenses and permits in relation to the Project that satisfy the requirements of all regulating bodies of appropriate jurisdiction.
26.

The Applicant declares that no contingency fee for the solicitation, negotiation or obtaining of this agreement has been paid, agreed to be paid or will be paid directly or indirectly to any person other than to an employee of the Applicant acting within the scope of their employment.

27.

The Agency may, at any time, by thirty days notice to the Applicant, cancel this agreement if, in the Agency's opinion, the Statement of Work has not been executed in a satisfactory manner, or if the progress and objectives outlined in the contract have not been met.

28.

The Applicant shall indemnify and save harmless, ACOA from and against all claims, losses, damages, costs and expenses relating to any injury to, or death of, a person or loss or damage to property caused or alleged to be caused by the Applicant or its servants or agents in carrying out the Applicant's activities.

29.	The Applicant shall proceed in a good and workmanlike manner and using qualified personnel to carry out the Project described in the Statement of Work.
30.	All information obtained by ACOA from the applicant pursuant to an application ordering the course of this agreement will be kept confidential unless otherwise required by the law.

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique
Ensemble, pour une économie plus forte Building a stronger economy together

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station "M"	Succ. "M"
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8
Tel: (902) 426-8361	Tél: (902) 426-8361
Fax: (902) 426-2054	Téléc: (902) 426-2054

July 18, 2000

Project No: 6004-60-30,916-1

Amendment #1

CONTRACT AMENDMENT

Mr. Michael Oliver, VP Operations

Navitrak Engineering Incorporated

1660 Hollis Street, Suite 904

Halifax, Nova Scotia

B3J IV7

Dear Mr. Oliver:

RE:        ACOA Business Development Program (BDP)

This is in reference to our offer of a repayable contribution dated January 20, 1999, made to Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Incorporated.

Further to your letter dated July 13, 2000, we hereby concur with your request to extend the project completion date, and as a result the following clauses are hereby amended:

Clause 3.02 is hereby replaced with the following:

3.02	The first payment instalment is due and payable on April 1, 2001.

Subsequent repayment instalments are due and payable at intervals of one (1) month thereafter until the Contribution shall be fully repaid.

Clause 4.02 (b) is hereby replaced with the following:

4.02	(b)	The Applicant shall ensure the Project is completed as described in the Statement of Work (Annex
1) on or before December 31, 2000.

                All other terms and conditions of the letter of offer remain unchanged. If you have any questions, please feel free to contact your account manager Dave Parsons at (902) 426-1342.

Sincerely yours,

/s/ Laurie Cameron

Laurie Cameron

A/Manager, Program Services

Nova Scotia

Navitrak Engineering Inc.

1660 Hollis Street, Suite 904

Halifax, Nova Scotia

Tel: (902) 429-1439 / Fax (902) 429-1582

July 13, 2000

Dave Parsons

Atlantic Canada Opportunities Agency

1801 Hollis Street, Suite 600

P.O. Box 2284, Station "M"

Halifax, N.S., B3J 3C8

Via Fax 426-2054

Subject:	ACOA Business Development Program; Project 6030916-1

Dear Dave,

It is the purpose of this letter to request an extension of the completion date for the subject Program.

The Program was established to pursue the implementation of an ISO compliant QA system. This is still a priority with Navitrak, however, we have had to focus on other business aspects over the past 6 months and have not been able to complete all of the tasks identified in the Program. Having recently completed a delivery to DND, we are now ready to focus on the ISO implementation.

As a result of these business changes, we would request that the Program completion date be moved to Dec. 31, 2000. This will afford us the opportunity to implement the Program as intended.

We appreciate your continued support. If there are any questions please do not hesitate to give me a call.

Sincerely,

/s/ Mike Oliver

Mike Oliver

V.P. Operations

Amendment #1

07-19-2000

ATLANTIC CANADA OPPORTUNITIES AGENCY

Agence de promotion économique du Canada atlantique

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated & Navitrak International C
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	36
Total Planned / Montant planifié:	83,550.00

Start Date / Premier versement:	04-01-200
End Date / Dernier versement:	03-01-2004

Paymt #/ du paiement	Due Date/ Date d'échéance	Amts Due/ Mtnts à payer	Amts Repaid/ Mtnts remboursés
1	04-01-2001	2,320.83
2	05-01-2001	2,320.83
3	06-01-2001	2,320.83
4	07-01-2001	2,320.83
5	08-01-2001	2,320.83
6	09-01-2001	2,320.83
7	10-01-2001	2,320.83
8	11-01-2001	2,320.83
9	12-01-2001	2,320.83
10	01-01-2002	2,320.83
11	02-01-2002	2,320.83
12	03-01-2002	2,320.83
13	04-01-2002	2,320.83
14	05-01-2002	2,320.83
15	06-01-2002	2,320.83
16	07-01-2002	2,320.83
17	08-01-2002	2,320.83
18	09-01-2002	2,320.83
19	10-01-2002	2,320.83
20	11-01-2002	2,320.83
21	12-01-2002	2,320.83
22	01-01-2003	2,320.83
23	02-01-2003	2,320.83
24	03-01-2003	2,320.83
25	04-01-2003	2,320.83
26	05-01-2003	2,320.83
27	06-01-2003	2,320.83
28	07-01-2003	2,320.83
29	08-01-2003	2,320.83
30	09-01-2003	2,320.83
31	10-01-2003	2,320.83
32	11-01-2003	2,320.83
33	12-01-2003	2,320.83
34	01-01-2004	2,320.83
35	02-01-2004	2,320.83
36	03-01-2004	2,320.95

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique

Atlantic Canada Opportunities Agency
Nova Scotia
agence de promotion économique
du Canada atlantique n-é

REC'D SEP 06 2002

CTS # ____________________________

File # ____________________________

REF TO __________________________

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station "M"	Succ. "M"
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8
Tel: (902) 426-8361	Tél: (902) 426-8361
Fax: (902) 426-2054	Téléc: (902) 426-2054

Project No: 6004-60-30916-1

Amendment # 2

August 22, 2002

CONTRACT AMENDMENT

Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc. 1660 Hollis Street, Suite 904 Halifax, NS B3J 1V7

Attention: Mr. Joel Strickland

Dear Mr. Strickland:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

We concur with your request to amend our letter of offer and, as a result, the following clauses are hereby amended:

Clause 3.01 is hereby deleted and replaced with the following:

"3.01	The Applicant shall repay the Contribution to the Agency as follows:
	(a)	five (5) installments of $2,320.83 for the period April 1, 2001 to August 1, 2001 inclusive;
		(b)	one (1) installment of $1,094.09 for the month of September 1, 2001;
	(c)	one (1) installment of $2,320.83 for the month of January 1, 2002; and

Canada

(d)	thirty-six (36) installments of $1,904.00 for the period April 1, 2003 to March 1, 2006 inclusive; however, the last instalment will be adjusted to include all sums owing."

Clause 3.07 is hereby added:

"3.07

The amended repayment schedule as outlined in clause 3.01 will become effective when the Applicant has provided payment of interest arrears to the Agency (to be processed using pre-authorized debit instructions on file)."

Clause 4.02 (b) is hereby deleted and replaced with the following:

"4.02	(b)	The Applicant shall ensure the Project is completed as described in the Statement of Work (Annex

1) on or before March 31, 2003."

Clause 4.06 is hereby added:

"4.06

Acceptance of this amendment acknowledges the Applicant's agreement that the Agency will register an offset with the Canada Customs and Revenue Agency in the amount of $95,099.93 ($68,530.93 - balance of Project # 6004-60-30916-1 and $26,569.00 - balance of Project # 6004-6029678-1). Registration of an offset will enable the Agency to apply any amounts due to the Applicant from the Canada Customs and Revenue Agency (tax credits, etc.) to outstanding balances owed to the Agency.

The Agency agrees to review the requirement for an offset upon submission of financial information indicating a financial position which is satisfactory to the Agency."

Clause 4.07 is hereby added:

"4.07

Prior to each disbursement, the Applicant shall provide the Agency with current financial statements and cashflow projections. It is agreed that, should the Agency not be satisfied with the financial position of the Applicant, this Agreement and related funding may be terminated."

Annex 1 is hereby deleted and replaced with the attached Annex 1 (amended) which reflects the change of project scope.

All other terms and conditions of our letter of offer remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

                If further information is required, you can contact your Account Manager, Elinor Richardson, at (902) 426-1287 or at 1-800-565-1228.

Yours sincerely,

/s/ L. Cameron

for Stuart MacDonald

Director, Programs

Nova Scotia

/sww

The foregoing amendment is hereby accepted this 03 day of September, 2002.

Navitrak Engineering Incorporated
(Project No. 6004-60-30916-1)

Per: /s/ Elizabeth A. Duncan	Per: /s/ Joel Strickland
(Signature)	(Signature)

Interim Chief Financial Officer	Interim CEO
(Title)	(Title)

(Corporate Seal)

Navitrak International Corporation
(Project No. 6004-60-30916-1)

Per: /s/ Elizabeth A. Duncan	Per: /s/Joel Strickland
(Signature)	(Signature)

Interim Chief Financial Officer	Interim CEO
(Title)	(Title)

(Corporate Seal)

Navitrak Systems Inc.
(Project No. 6004-60-30916-1)

Per: /s/ Elizabeth A. Duncan	Per: /s/Joel Strickland
(Signature)	(Signature)

Interim Chief Financial Officer	Interim CEO
(Title)	(Title)

(Corporate Seal)

ANNEX 1 (Amended)

Project No: 6004-60-30916-1

Statement of Work

Project Description:

The Applicant will implement a quality control system. Eligible costs will include the engagement of a quality assurance consultant, a full-time quality assurance/quality control manager, quality assurance activities, and the purchase of specialized equipment.

Project Location:

Halifax, Nova Scotia

Project and Financing:

Total Costs		Financing
Quality assurance activities	$25,391	ACOA Repayable Contribution	$83,550
Quality assurance manager	42,221	Working Capital	27,850
Quality assurance consultant	40,000
Specialized equipment	3,788
	$111,400		$111,400

Eligible Costs:

Quality assurance activities	$25,391
Quality assurance manager	42,221
Quality assurance consultant	40,000
Specialized equipment	3,788
$111,400

Amendment #2

2002/09/24

ATLANTIC CANADA OPPORTUNITIES AGENCY

Agence de promotion économique du Canada atlantique

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated, Navitrak International Corpora
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	45
Total Planned / Montant planifié:	84,205.91

Start Date / Premier versement:	2001/04/0
End Date / Dernier versement:	2006/03/01

Paymt #/ du paiement	Due Date/ Date d'échéance	Amts Due/ Mtnts à payer	Amts Repaid/ Mtnts remboursés
1	2001/04/01	2,320.83	(2,320.83)
2	2001/05/01	2,320.83	(2,320.83)
3	2001/06/01	2,320.83	(2,320.83)
4	2001/07/01	2,320.83	(2,320.83)
5	2001/08/01	2,320.83	(2,320.83)
6	2001/09/01	1,094.09
7	2002/01/01	2,320.83	(2,320.83)
8	2002/09/01	306.00
9	2002/09/06	349.91
10	2003/04/01	1,904.00
11	2003/05/01	1,904.00
12	2003/06/01	1,904.00
13	2003/07/01	1,904.00
14	2003/08/01	1,904.00
15	2003/09/01	1,904.00
16	2003/10/01	1,904.00
17	2003/11/01	1,904.00
18	2003/12/01	1,904.00
19	2004/01/01	1,904.00
20	2004/02/01	1,904.00
21	2004/03/01	1,904.00
22	2004/04/01	1,904.00
23	2004/05/01	1,904.00
24	2004/06/01	1,904.00
25	2004/07/01	1,904.00
26	2004/08/01	1,904.00
27	2004/09/01	1,904.00
28	2004/10/01	1,904.00
29	2004/11/01	1,904.00
30	2004/12/01	1,904.00
31	2005/01/01	1,904.00

32	2005/02/01	1,904.00
33	2005/03/01	1,904.00
34	2005/04/01	1,904.00
35	2005/05/01	1,904.00
36	2005/06/01	1,904.00
37	2005/07/01	1,904.00
38	2005/08/01	1,904.00
39	2005/09/01	1,904.00
40	2005/10/01	1,904.00
41	2005/11/01	1,904.00
42	2005/12/01	1,904.00
43	2006/01/01	1,904.00
44	2006/02/01	1,904.00
45	2006/03/01	1,890.93

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique

Atlantic Canada Opportunities Agency
Nova Scotia
agence de promotion économique
du Canada atlantique n-é

REC'D May 05 2003

CTS # ____________________________

File # ____________________________

REF TO __________________________

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station "M"	Succ. "M"
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8
Tel: (902) 426-8361	Tél: (902) 426-8361
Fax: (902) 426-2054	Téléc: (902) 426-2054

Project No: 6004-60-30916-1

Amendment # 3

April 9, 2003

CONTRACT AMENDMENT

Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc. 1660 Hollis Street, Suite 904 Halifax, NS B3J 1V7

Attention: Mr. Joel Strickland

Dear Mr. Strickland:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

We concur with your request to amend the repayment schedule in our letter of offer and as a result, the following clause is hereby amended:

Clause 3.01 is hereby deleted and replaced with the following:

"3.01	The Applicant shall repay the Contribution to the Agency as follows:
(a) five (5) installments of $2,320.83 for the period April 1, 2001 to August 1, 2001 inclusive;
(b) one (1) installment of $1,094.09 for the month of September 1, 2001;
(c) one (1) installment of $2,320.83 for the month of January 1, 2002;

(d)	six (6) installments of $50 for the period April 1, 2003 to September 1, 2003 inclusive; and

Canada

(e)	thirty (30) installments of $2,274 for the period October 1, 2003 to March 1, 2006 inclusive; however, the last instalment will be adjusted to include all sums owing."
All other terms and conditions of our letter of offer remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

                              If further information is required, please contact your Account Manager, Elinor Richardson, at (902) 426-1287.

Yours sincerely,

/s/ John Knubley

John Knubley

Vice-President

Nova Scotia

/dm

The foregoing amendment is hereby accepted.

Navitrak Engineering Incorporated
(Project No. 6004-60-30916-1)

Per: /s/ Joel Strickland	Per: /s/ Elizabeth A. Duncan
(Signature)	(Signature)

5|01|03	May 1, 2003
(Date)	(Date)

(Corporate Seal)

Navitrak International Corporation
(Project No. 6004-60-30916-1)

Per: /s/ Joel Strickland	Per: /s/Elizabeth A. Duncan
(Signature)	(Signature)

5|01|03	May 1, 2003
(Date)	(Date)

(Corporate Seal)

Navitrak Systems Inc.
(Project No. 6004-60-30916-1)

Per: /s/ Joel Strickland	Per: /s/Elizabeth A. Duncan
(Signature)	(Signature)

5|01|03	May 1, 2003
(Date)	(Date)

(Corporate Seal)

Amendment #3

2003/05/05

ATLANTIC CANADA OPPORTUNITIES AGENCY

Agence de promotion économique du Canada atlantique

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated, Navitrak International Corpora
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	45
Total Planned / Montant planifié:	84,205.91

Start Date / Premier versement:	2001/04/0
End Date / Dernier versement:	2006/03/01

Paymt #/ du paiement	Due Date/ Date d'échéance	Amts Due/ Mtnts à payer	Amts Repaid/ Mtnts remboursés
1	2001/04/01	2,320.83	(2,320.83)
2	2001/05/01	2,320.83	(2,320.83)
3	2001/06/01	2,320.83	(2,320.83)
4	2001/07/01	2,320.83	(2,320.83)
5	2001/08/01	2,320.83	(2,320.83)
6	2001/09/01	1,094.09	(1,094.09)
7	2002/01/01	2,320.83	(2,320.83)
8	2002/09/01	306.00	(306.00)
9	2002/09/06	349.91	(349.91)
10	2003/04/01	50.00
11	2003/05/01	50.00
12	2003/06/01	50.00
13	2003/07/01	50.00
14	2003/08/01	50.00
15	2003/09/01	50.00
16	2003/10/01	2,274.00
17	2003/11/01	2,274.00
18	2003/12/01	2,274.00
19	2004/01/01	2,274.00
20	2004/02/01	2,274.00
21	2004/03/01	2,274.00
22	2004/04/01	2,274.00
23	2004/05/01	2,274.00
24	2004/06/01	2,274.00
25	2004/07/01	2,274.00
26	2004/08/01	2,274.00
27	2004/09/01	2,274.00
28	2004/10/01	2,274.00
29	2004/11/01	2,274.00
30	2004/12/01	2,274.00
31	2005/01/01	2,274.00

32	2005/02/01	2,274.00
33	2005/03/01	2,274.00
34	2005/04/01	2,274.00
35	2005/05/01	2,274.00
36	2005/06/01	2,274.00
37	2005/07/01	2,274.00
38	2005/08/01	2,274.00
39	2005/09/01	2,274.00
40	2005/10/01	2,274.00
41	2005/11/01	2,274.00
42	2005/12/01	2,274.00
43	2006/01/01	2,274.00
44	2006/02/01	2,274.00
45	2006/03/01	2,284.93

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station Central	Succursale C
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8

Project No: 6004-60-30916-1

Amendment # 4

November 4, 2003

CONTRACT AMENDMENT - NOV 21 2003

Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc. 1660 Hollis Street, Suite 904 Halifax, NS B3J 1V7

Attention: Ms. Elizabeth Duncan

Dear Ms. Duncan:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

Further to your e-mail correspondence of October 20, 2003, the Atlantic Canada Opportunities Agency ('the Agency') hereby agrees to defer the monthly repayment instalments for a 14-month period from November 1, 2003 to December 1, 2004, inclusive. According, our letter of offer is amended as follows:

Clause 3.01 is hereby deleted and replaced with the following:

'3.01	The Applicant shall repay the Contribution to the Agency in accordance to the revised payment schedule attached to this amendment.'

All other terms and conditions of our letter of offer dated January 20, 1999, and accepted by you on February 23, 1999, and as amended thereafter, remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

Canada

                If further information is required, you can contact your account manager, Elinor Richardson, at (902) 426-1287 or toll-free within Atlantic Canada at 1-800-565-1228.

Yours truly,

/s/ illegible

for John Knubley

Vice-President

Nova Scotia

/sww

Attachment: Revised Repayment Schedule

This amendment is hereby accepted this ______ day of ________________________, 20__.

Navitrak Engineering Incorporated	Navitrak International Corporation
(Project No. 6004-60-30916-1)	(Project No. 6004-60-30916-1)

Per: /s/ Joel Strickland	Per: /s/ Joel Strickland
(Signature)	(Signature)

CEO	CEO
(Title)	(Title)

Per: /s/ Elizabeth A. Duncan	Per: /s/ Elizabeth A. Duncan
(Signature)	(Signature)

Chief Financial Officer	Chief Financial Officer
(Title)	(Title)

(Corporate Seal)	(Corporate Seal)

Navitrak Systems Inc.
(Project No. 6004-60-30916-1)

Per: /s/ Joel Strickland
(Signature)

CEO
(Title)

Per: /s/ Elizabeth A. Duncan
(Signature)

Chief Financial Officer
(Title)

(Corporate Seal)

Client Name:	Navitrak Engineering Incorporated, Navitrak International Corporation and Navitr
REVISED REPAYMENT SCHEDULE

Applicant:	Navitrak Engineering Incorporated, Navitrak International Corporation and Navitr	Start Date:	2001/04/01
Account Number:	6030916 1	End Date:	2007/05/01
Number of Repayments:	43
Total Repayable:	$83,550.00

Payment #	Due Date	Amount Due	Amount Paid to Date	Amount Outstanding
				$83,550.00
	2001/04/01- 2003/10/01		$17,593.07	$65,956.93
15	2005/01/01	$2,274.00		$63,682.93
16	2005/02/01	$2,274.00		$61,408.93
17	2005/03/01	$2,274.00		$59,134.93
18	2005/04/01	$2,274.00		$56,860.93
19	2005/05/01	$2,274.00		$54,586.93
20	2005/06/01	$2,274.00		$52,312.93
21	2005/07/01	$2,274.00		$50,038.93
22	2005/08/01	$2,274.00		$47,764.93
23	2005/09/01	$2,274.00		$45,490.93
24	2005/10/01	$2,274.00		$43,216.93
25	2005/11/01	$2,274.00		$40,942.93
26	2005/12/01	$2,274.00		$38,668.93
27	2006/01/01	$2,274.00		$36,394.93
28	2006/02/01	$2,274.00		$34,120.93
29	2006/03/01	$2,274.00		$31,846.93
30	2006/04/01	$2,274.00		$29,572.93
31	2006/05/01	$2,274.00		$27,298.93
32	2006/06/01	$2,274.00		$25,024.93
33	2006/07/01	$2,274.00		$22,750.93
34	2006/08/01	$2,274.00		$20,476.93
35	2006/09/01	$2,274.00		$18,202.93
36	2006/10/01	$2,274.00		$15,928.93
37	2006/11/01	$2,274.00		$13,654.93
38	2006/12/01	$2,274.00		$11,380.93
39	2007/01/01	$2,274.00		$9,106.93
40	2007/02/01	$2,274.00		$6,832.93
41	2007/03/01	$2,274.00		$4,558.93
42	2007/04/01	$2,274.00		$2,284.93
43	2007/05/01	$2,284.93		$0.00

Amendment #4

2003/11/24

ATLANTIC CANADA OPPORTUNITIES AGENCY

Agence de promotion économique du Canada atlantique

Planned Repayment Schedule/Cédule de remboursements

Applicant:	Navitrak Engineering Incorporated, Navitrak International Corpora
Account Number / # de compte:	6030916 1
Number of Repayments / # de versements:	45
Total Planned / Montant planifié:	84,205.91

Start Date / Premier versement:	2001/04/0
End Date / Dernier versement:	2007/05/01

Paymt #/ du paiement	Due Date/ Date d'échéance	Amts Due/ Mtnts à payer	Amts Repaid/ Mtnts remboursés
1	2001/04/01	2,320.83	(2,320.83)
2	2001/05/01	2,320.83	(2,320.83)
3	2001/06/01	2,320.83	(2,320.83)
4	2001/07/01	2,320.83	(2,320.83)
5	2001/08/01	2,320.83	(2,320.83)
6	2001/09/01	1,094.09	(1,094.09)
7	2002/01/01	2,320.83	(2,320.83)
8	2002/09/01	306.00	(306.00)
9	2002/09/06	349.91	(349.91)
10	2003/04/01	50.00	(50.00)
11	2003/05/01	50.00	(50.00)
12	2003/06/01	50.00	(50.00)
13	2003/07/01	50.00	(50.00)
14	2003/08/01	50.00	(50.00)
15	2003/09/01	50.00	(50.00)
16	2003/10/01	2,274.00	(2,274.00)
17	2005/01/01	2,274.00
18	2005/02/01	2,274.00
19	2005/03/01	2,274.00
20	2005/04/01	2,274.00
21	2005/05/01	2,274.00
22	2005/06/01	2,274.00
23	2005/07/01	2,274.00
24	2005/08/01	2,274.00
25	2005/09/01	2,274.00
26	2005/10/01	2,274.00
27	2005/11/01	2,274.00
28	2005/12/01	2,274.00
29	2006/01/01	2,274.00
30	2006/02/01	2,274.00
31	2006/03/01	2,274.00

32	2006/04/01	2,274.00
33	2006/05/01	2,274.00
34	2006/06/01	2,274.00
35	2006/07/01	2,274.00
36	2006/08/01	2,274.00
37	2006/09/01	2,274.00
38	2006/10/01	2,274.00
39	2006/11/01	2,274.00
40	2006/12/01	2,274.00
41	2007/01/01	2,274.00
42	2007/02/01	2,274.00
43	2007/03/01	2,274.00
44	2007/04/01	2,274.00
45	2007/05/01	2,284.93

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station Central	Succursale C
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8

Project No: 6030916 1

Amendment # 5

JUL 05 2004

CONTRACT AMENDMENT - AUG 20 2004

Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc. 1660 Hollis Street Suite 904 Halifax, NS B3J 1V7

Attention: Mr. Joel Strickland, Chief Executive Officer

Dear Mr. Strickland:

Re:	Business Development Program

This is in reference to our offer of a repayable contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc.

The Atlantic Canada Opportunities Agency ('the Agency') hereby agrees to the following amendment:

Clause 4.06 is hereby deleted from the contract

All other terms and conditions of our letter of offer dated January 20, 1999, and accepted by you on February 23, 1999, and as amended thereafter remain unchanged.

This amendment will become effective upon receipt by the Agency, no later than thirty (30) days from the date appearing on this letter, of your written acceptance, which may be signified by appropriately dating and signing the duplicate copy of this letter and returning it to the undersigned at the address appearing above.

Canada

                If further information is required, please contact me at (902) 426-1287 or toll free within Atlantic Canada at 1-800-565-1228.

Yours truly,

/s/ E. Richardson

Elinor Richardson

A/Manager, Technology, Tourism & Services

Nova Scotia

/mb

The foregoing offer is hereby accepted this 20th day of July, 2004.

Navitrak Engineering Incorporated	Navitrak International Corporation
(Project No. 6030916-1)	(Project No. 6030916-1)

Per: /s/ Joel Strickland	Per: /s/ Joel Strickland
(Signature)	(Signature)

CEO & President	CEO
(Title)	(Title)

Navitrak Systems Inc.
(Project No. 6030916-1)	(Corporate Seal)

Per: /s/ Joel Strickland
(Signature)

CEO & President
(Title)

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station Central	Succursale C
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8

Project No: 6030916 1

Amendment # 6

JAN 10 2005

CONTRACT AMENDMENT - FEB -8 2005

Navitrak Engineering Incorporated and Navitrak International Corporation 1660 Hollis Street Suite 904 Halifax, NS B3J 1V7
Attention:	Ms. Elizabeth Duncan, Chief Financial Officer

Dear Ms. Duncan:

Re:	Amendment Approval under the Business Development Program

This is in reference to our offer of a repayable Contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc.

As per our letter dated November 9, 2004, concerning Navitrak International Corporation and its subsidiaries, the Atlantic Canada Opportunities Agency ("the Agency") hereby changes the legal name of our letter of offer from Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc. to Navitrak Engineering Incorporated and Navitrak International Corporation.

All other terms and conditions of our letter of offer dated January 20, 1999, and accepted by you on February 23, 1999, and as amended thereafter remain unchanged.

This amendment will become effective upon receipt of your written acceptance, no later than thirty (30) days from the date appearing on this letter. Please sign and date one copy of this amendment letter and return it to the above address.

Canada

                If you have any questions pertaining to our procedures and requirements, please contact Shannon Chambers, the officer assigned to your project, at (800) 565-1228, (902) 426-6792 or via e-mail at shannon.chambers@acoa-apeca.gc.ca.

Yours truly,

/s/ John Beeston

John Beeston, CA

Account Manager

Nova Scotia

/mb

Attachment

The foregoing offer is hereby accepted this 8th day of February, 2005.

Navitrak Engineering Incorporated	Navitrak International Corporation
(Project No. 6030916 1)	(Project No. 6030916 1)

Per: /s/ Joel Strickland	Per: /s/ Joel Strickland
(Signature)	(Signature)

CEO	COO
(Title)	(Title)

Per: /s/ Elizabeth A. Duncan	Per: /s/ Elizabeth A. Duncan
(Signature)	(Signature)

Chief Financial Officer	Chief Financial Officer
(Title)	(Title)

(Corporate Seal)	(Corporate Seal)

Navitrak Systems Inc.
(Project No. 6030916 1)

Per: /s/ Joel Strickland	Per: /s/ Elizabeth A. Duncan
(Signature)	(Signature)

President	Chief Financial Officer
(Title)	(Title)

(Corporate Seal)

Atlantic Canada Opportunities Agency	Agence de promotion économique du Canada atlantique

Nova Scotia Office	Bureau de la Nouvelle-Écosse
P.O. Box 2284	Casier postal 2284
Station Central	Succursale C
Halifax, N.S.	Halifax (N.-É.)
B3J 3C8	B3J 3C8

November 9, 2004

Projects:  165474

166156

181936

183782

Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc. c/o 1660 Hollis Street, Suite 904 Halifax, NS B3J 1V7

Attention: Mr. Joel Strickland

Dear Sirs:

Further to our recent discussions (Richardson - Strickland) concerning the Navitrak International Corporation and its subsidiaries, ACOA hereby provides the following consent:

(1)

Consolidation of debts of Navitrak International Corporation, Navitrak Systems Inc., and Navitrak Manufacturing Incorporated into Navitrak Engineering Incorporated whereby Navitrak Engineering Incorporated will be assuming all liabilities and obligations of these companies.

(2)

The purchase of all shares of Navitrak Engineering Incorporated by Navitrak International Corporation. ACOA's consent to this change of ownership is given based upon representations made by Navitrak International Corporation that the facilities of Navitrak Engineering Incorporated will continue to operate in Halifax, Nova Scotia and the assets for which ACOA has contributed will continue to be used for their intended purposes at these facilities. All other terms and conditions of the respective contribution agreements shall continue to be in force and in effect and performed by Navitrak Engineering Incorporated in accordance with the provisions thereof

Canada

As of the date hereof, the contribution agreements between ACOA and Navitrak Engineering Incorporated, Navitrak International Corporation, and Navitrak Systems Inc. are in good standing, and there is no default of which ACOA is aware. All amounts due and owing to ACOA, by virtue of these contribution agreements have been paid when due and are current.

Our concurrence with the transactions outlined above is subject to Navitrak International Corporation becoming joint applicant on all projects. All project contracts will be amended to reflect this change in ownership.

ACOA also confirms that all amounts under the contribution agreements may be repaid in full, at any time, without interest, notice, bonus, or penalty.

Yours truly,

/s/ E. Richardson

Elinor Richardson

A/Manager, Technology, Tourism & Services

Nova Scotia

CONSENT AND RELEASE

To:            Navitrak International Corporation ("Navitrak") c/o Cassels Brock & Blackwell LLP

And To:    Navitrak Corp., Navimap Corp.,
Navitrak Manufacturing Incorporated, Navitrak Systems Inc. (collectively, the "Subsidiaries")

Please fax a copy of this consent and release to: Laurie LaPalme Cassels Brock & Blackwell LLP Fax No. 416.644.9353 Tel. No. 416.869.5781
And To: Navitrak Engineering Incorporated ("Engineering") And To: Blackstone Holdings Corporation ("Blackstone") From: Atlantic Canada Opportunities Agency (the "Contracting Party")	Please mail an original copy of this consent form to: Cassels Brock & Blackwell LLP Scotia Plaza 40 King Street West, Suite 2100 Toronto, Ontario M5H 3C2 Attn: Laurie LaPalme

Re:            Consent and Release in regards to the sale of all or substantially all of the assets of Navitrak International Corporation, including the capital stock of Engineering, pursuant to an asset purchase agreement among Navitrak, Engineering, the Subsidiaries and Blackstone dated as of January 31, 2004, as amended (the "Purchase Agreement").

RECITALS:

A.            Navitrak, Engineering and the Subsidiaries agreed to sell all of the assets of Navitrak, including the capital stock of Engineering, to Blackstone pursuant to the Purchase Agreement (the "Purchase Transaction").

B.            Navitrak, Engineering, the Subsidiaries and Blackstone expect to close the Purchase Transaction on or about October 15, 2004 (the "Closing Date").

C.            The obligation of Navitrak, Engineering, and the Subsidiaries to close the Purchase Transaction is conditional upon Engineering entering into an arrangement with the Contracting Party which provides for: (i) the Contracting Party's consent to the Purchase Transaction, (ii) Engineering assuming any and all obligations of Navitrak and the Subsidiaries owing to the Contracting Party, and (iii) the release of Navitrak and the Subsidiaries from any and all obligations that any of them owed to the Contracting Party up to the Closing Date.

D.            Engineering has entered into arrangements with the Contracting Party whereby all liabilities and obligations of Navitrak and the Subsidiaries have been assumed by Engineering.

NOW THEREFORE for good and valuable consideration, the receipt and sufficiency whereof are hereby duly acknowledged by the Contracting Party, the Contracting Party agrees as follows:

1.	The recitals set forth above are warranted by Engineering to be true and are incorporated into this Consent and Release by reference.
2.	The Contracting Party hereby consents to the Purchase Transaction pursuant to the Purchase Agreement.
3.

The Contracting Party further agrees that in consideration of Engineering's assumption of all of Navitrak's and the Subsidiaries' liabilities and observance of all of Navitrak's and the Subsidiaries' obligations owing to the Contracting Party at the Closing Date, that Navitrak and each of the Subsidiaries will be released from any obligations or liabilities up to the Closing Date.

Date: October __________________, 2004

Atlantic Canada Opportunities Agency

By:______________________________________

Name:
Title:
I have authority to bind the Contracting Party.

ACKNOWLEDGED AND AGREED ON _____________________________ 2004 BY:

Navitrak Engineering Incorporated

__________________________________________

Name:

Title: